UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2023

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K with respect to the Investment Agreement, Warrants and Registration Rights Agreement (each as defined below) is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sale of Equity Securities

The information set forth in Item 8.01 of this Current Report on Form 8-K with respect to the Investment Agreement and Warrants (each as defined below) is incorporated into this Item 3.02 by reference. The Warrants were issued in a private placement pursuant to Section 4(a)(2) of the Securities Act because such issuance did not involve a public offering.

Item 7.01 Regulation FD Disclosure

On August 8, 2023, PENN Entertainment, Inc. (“PENN”) issued a press release, a copy of which is attached as Exhibit 99.1 and incorporated by reference in this Current Report on Form 8-K, announcing the entry into the Sportsbook Agreement (as defined below) and the Investment Agreement and the transactions contemplated thereby.

In connection with the announcement of the entry into the Sportsbook Agreement and the Investment Agreement and the transactions contemplated thereby, PENN intends to provide supplemental information regarding the transaction in connection with presentations to analysts and investors. The slides that will be made available in connection with the presentations are attached as Exhibit 99.2 and incorporated by reference in this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished to the U.S. Securities and Exchange Commission (“SEC”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such filing.

Item 8.01 Other Events

Strategic Partnership with ESPN

Sportsbook Agreement

On August 8, 2023, PENN entered into a Sportsbook Agreement (the “Sportsbook Agreement”) with ESPN, Inc. (“ESPN”) and ESPN Enterprises, Inc. (together, the “ESPN Parties”), which provides for a long-term strategic relationship between PENN and the ESPN Parties relating to online sports betting in the United States.

Pursuant to the Sportsbook Agreement, PENN will rebrand its existing Barstool Sportsbook across all online platforms in the United States as “ESPN Bet” (the “Sportsbook”) and will oversee daily operations of the Sportsbook. The Sportsbook Agreement provides PENN with an exclusive license to use the ESPN Bet trademark in the United States in connection with the Sportsbook. In addition, the ESPN Parties will provide certain marketing, content integration and promotional services in support of the Sportsbook, including access to ESPN talent, and will exclusively promote the Sportsbook in the United States, subject to certain exceptions, in accordance with a mutually agreed on-channel marketing plan.

The Sportsbook Agreement has an initial 10-year term and may be extended for an additional ten years upon mutual agreement of the parties. In consideration for the media marketing services and brand and other rights provided by the ESPN Parties, PENN has agreed to pay the ESPN Parties $150 million per year in cash pursuant to the Sportsbook Agreement for the initial 10 year term and issue the Warrants pursuant to the Investment Agreement (as defined and described in more detail below).

The Sportsbook Agreement may be terminated by either party (i) in the case of an uncured material breach by or bankruptcy of the other party, (ii) if at the end of year 3 of the term the Sportsbook has not achieved a specified level of market share based on gross gaming revenue in the states in which the Sportsbook operates while branded “ESPN Bet”, (iii) in certain circumstances if the other party or certain of its officers is the subject of a criminal or other investigation by federal or state authorities, is charged with certain crimes or commits certain other acts, including those which would reasonably be expected to cause material damage to the terminating party’s reputation or brand or (iv) in certain circumstances involving non-compliance with data privacy laws. In addition, the ESPN Parties have the right to terminate the Sportsbook Agreement (i) a repeated material breach by PENN of the terms of the ESPN intellectual property license or an uncured material breach by PENN of the terms of the ESPN intellectual property license that results in material harm to the reputation or goodwill associated with the ESPN brand or name, (ii) in certain circumstances where PENN commits a material failure of specified product and technology guidelines or certain customer service level metrics, (iii) if at the end of year 3 or year 7 of the term the Sportsbook’s market access is not at least a specified percentage of the total market access by the online sportsbook operator with the most expansive market access, subject to certain exceptions, (iv) if ESPN undergoes certain transactions involving a significant change in ownership of ESPN, subject to the payment of a termination fee to PENN or (v) in certain circumstances if PENN undergoes certain transactions involving a significant change in ownership of PENN, including such a transaction involving a competitor of The Walt Disney Company (“TWDC”). PENN has the right to terminate the Sportsbook Agreement (i) if ESPN undergoes certain transactions resulting in a significant change in ownership of ESPN involving a competitor of PENN, (ii) in certain circumstances related to the suitability of ESPN, TWDC or certain of their respective officers for gaming regulatory purposes or (iii) in certain circumstances if PENN is unable to utilize the ESPN Bet brand in states comprising a specified percentage of the aggregate population for all states in which PENN conducts online sports betting in the United States.

The Sportsbook Agreement also provides certain other operational terms, including, among other things, with respect to brand use, intellectual property ownership, usage, maintenance and defense, collaboration between the parties, regulatory compliance, on- and off-channel marketing, supply and attribution of sports betting odds, product development, responsible betting messaging and social responsibility, privacy and data security, the wind-down of the relationship following a termination, taxes and indemnification.

Investment Agreement

In connection with the transactions contemplated by the Sportsbook Agreement, on August 8, 2023, PENN and ESPN entered into an Investment Agreement (the “Investment Agreement”) providing for the issuance to ESPN of certain warrants to purchase shares of common stock, par value $0.01 per share, of PENN (“Shares”) and setting forth certain other governance rights of ESPN.

Pursuant to and subject to the terms of the Investment Agreement, on August 8, 2023, PENN issued to ESPN the following warrants: (i) a warrant to purchase 12,710,438 Shares with an expiration date of February 8, 2033 and an exercise price of $26.08 (the “Tranche A Warrant”), (ii) a warrant to purchase 12,803,726 Shares with an expiration date of February 8, 2034 and an exercise price of $29.99 (the “Tranche B Warrant”), and (iii) a warrant to purchase 6,314,670 Shares with an expiration date of February 8, 2035 and an exercise price of $32.60 (the “Tranche C Warrant”, and together with the Tranche A Warrant and the Tranche B Warrant, the “Initial Warrants”). 2.5% of each Initial Warrant will vest on each November 8, February 8, May 8 and August 8 (excluding, for the avoidance of doubt, August 8, 2023), provided that any remaining unvested portion of the Tranche A Warrant will vest on August 8, 2032. If the Sportsbook Agreement is terminated due to an uncured material breach by PENN or an uncured material breach by PENN of the terms of the ESPN intellectual property license that results in material harm to the reputation or goodwill associated with the ESPN trademarks, then all unvested Initial Warrants will immediately vest. If the Sportsbook Agreement is terminated for any other reason, then all unvested Initial Warrants will immediately be forfeited; provided that if the Sportsbook Agreement is terminated on November 7, February 7, May 7 or August 7, all Initial Warrants scheduled to vest on the following day shall still vest as scheduled.

If after February 29, 2024 and during the term of the Sportsbook Agreement PENN achieves a six-month average market share based on gross gaming revenue in the states in which the Sportsbook operates while branded “ESPN Bet” (“Average Market Share”) equal to 20.0% or more for three consecutive months, PENN will issue to ESPN a warrant to purchase 1,909,730 Shares (the “First Bonus Warrant”). If after February 29, 2024 and during the term of the Sportsbook Agreement PENN achieves an Average Market Share equal to 22.5% or more for three consecutive months, PENN will issue to ESPN a warrant to purchase 1,909,730 Shares (the “Second Bonus Warrant”). If after February 29, 2024 and during the term of the Sportsbook Agreement PENN achieves an Average Market Share equal to 25.0% or more for three consecutive months, PENN will issue to ESPN a warrant to purchase 2,546,307 Shares (the “Third Bonus Warrant”, and together with the First Bonus Warrant and the Second Bonus Warrant, the “Bonus Warrants”, and together with the Initial Warrants, the “Warrants”). Each Bonus Warrant will be fully vested upon issuance, have an exercise price of $28.95 and have an expiration date of the 126th month anniversary of the date of the issuance of such Bonus Warrant.

The Warrants will be exercised via net settlement (unless otherwise agreed by ESPN and PENN) and PENN will have the right to settle the exercise of the Warrants in cash, Shares or a combination thereof, in each case based on the volume weighted average price per Share for the 20 trading days preceding the exercise date. Prior to the receipt of any required shareholder approval, PENN will settle in cash any Shares issuable upon the exercise of any Warrant that would, in the aggregate, be more than 19.9% of the number of Shares outstanding immediately prior to the issuance of the Initial Warrants. The exercise price of the Warrants and the consideration issuable upon exercise of the Warrants are subject to customary adjustments, including in connection with (i) stock splits, subdivisions, reclassifications or combinations, (ii) issuances of Shares or securities exercisable or convertible into Shares without consideration or at a per share price less than the then-market price of Shares, subject to certain exceptions, (iii) dividends on Shares, (iv) business combinations and (v) certain repurchases of Shares.

The Warrants are subject to certain transfer restrictions, including that ESPN may not transfer any Warrants or Shares issued upon exercise of any Warrant (i) to any person that is known, after due inquiry, to be a competitor of PENN or who beneficially owns, after giving effect to such transfer, 9.9% or more of the outstanding Shares, or (ii) in an aggregate amount in excess of 2.5% of the then outstanding Shares in any calendar quarter, subject to certain exceptions. In addition, ESPN has agreed to certain standstill provisions and is prohibited from entering into any hedging or similar transactions with respect to any of the Warrants, the Shares or any other capital stock of PENN, in each case, subject to the terms and conditions set forth in the Investment Agreement.

ESPN will have the option to designate one non-voting observer (the “ESPN Board Observer”) to the board of directors of PENN (the “PENN Board”) to attend such portions of PENN Board meetings relating to PENN’s interactive segment. In addition, at any time after August 8, 2026, ESPN will have the option to designate one director to the PENN Board (the “ESPN Director”) in lieu of the ESPN Board Observer. ESPN’s option to designate the ESPN Board Observer and the ESPN Director will terminate upon the earliest to occur of (i) ESPN or any of its affiliates becoming or acquiring control of a competitor of PENN and (ii) the termination or notice of termination of the Sportsbook Agreement. In addition, ESPN’s option to designate the ESPN Director will terminate on the first day on which ESPN ceases to beneficially own Warrants or Shares that represent at least 80% of the total number of Shares underlying the Initial Warrants assuming full settlement in Shares and payment in cash of the exercise price. ESPN’s option to designate the ESPN Board Observer and ESPN Director will be subject to compliance with applicable law, including applicable stock exchange rules and gaming laws.

The summary of the Investment Agreement and the Warrants in this Current Report on Form 8-K is qualified by reference to the full text of the Investment Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K, and the Form of Warrant, which is included as Exhibit 4.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

The Investment Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about PENN, ESPN or their respective subsidiaries and affiliates or to modify or supplement any factual disclosures about PENN in its public reports filed with the SEC. The representations, warranties and covenants contained in the Investment Agreement were made only for purposes of such agreement and as of specific dates, are solely for the benefit of the parties to the Investment Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Investment Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors or to PENN’s SEC filings. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of PENN, ESPN or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Investment Agreement, which subsequent information may or may not be fully reflected in public disclosures by PENN, ESPN or their subsidiaries or affiliates.

Registration Rights Agreement

In connection with the issuance of the Initial Warrants, ESPN and PENN entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, ESPN received customary shelf and piggyback registration rights with respect to any Shares issued upon exercise of any Warrant.

The summary of the Registration Rights Agreement in this Current Report on Form 8-K is qualified by reference to the full text of the Registration Rights Agreement, which is included as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference.

Barstool Divestiture

On August 8, 2023, PENN entered in a stock purchase agreement with David Portnoy (the “Barstool SPA”) pursuant to which, among other things, PENN sold 100% of the outstanding shares of Barstool to David Portnoy in exchange for certain non-compete and other restrictive covenants. Pursuant to the Barstool SPA, PENN has the right to receive 50% of the gross proceeds received by David Portnoy in any subsequent sale or other monetization event of Barstool.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the use of forward-looking terminology such as “expects,” “believes,” “estimates,” “projects,” “intends,” “plans,” “goal,” “seeks,” “may,” “will,” “should,” or “anticipates” or the negative or other variations of these or similar words, or by discussions of future events, strategies or risks and uncertainties. Specifically, forward-looking statements include, but are not limited to, statements regarding: the inclusion of a Hollywood-branded integrated iCasino product in the ESPN Bet Sportsbook; the integration of the ESPN Bet Sportsbook into the ESPN ecosystem; the benefits of the Sportsbook Agreement between the Company and ESPN; the benefit to ESPN Bet of the Company’s experience, market access and technology platform; the expansion of the Company’s digital footprint and growth of its customer ecosystem; the Company’s expectations of future results of operations and financial condition, the assumptions provided regarding the guidance, including the scale and timing of the Company’s product and technology investments; the Company’s expectations regarding results, and the impact of competition, in retail/mobile/online sportsbooks, iCasino, social gaming, and retail operations; the Company’s development and launch of its Interactive segment’s products in new jurisdictions and enhancements to existing Interactive segment products, including the content for the ESPN Bet and theScore Bet Sportsbook and Casino apps and the expected timing of the rebrand of the Barstool Sportsbook as ESPN Bet on our proprietary player account management system and risk and trading platforms; the Company’s expectations regarding its Sportsbook Agreement with ESPN and the future success of its products; and the Company’s expectations with respect to the integration and synergies related to the Company’s integration of theScore and the continued growth and monetization of the Company’s media business.

Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business. Accordingly, the Company cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include: the effects of economic and market conditions in the markets in which the Company operates; competition with other entertainment, sports content, and casino gaming experiences; the timing, cost and expected impact of product and technology investments; risks relating to international operations, permits, licenses, financings, approvals and other contingencies in connection with growth in new or existing jurisdictions; the Company may not be able to achieve the anticipated financial returns from the Sportsbook Agreement with ESPN, including due to fees, costs, taxes or circumstances beyond the Company’s or ESPN’s control; the rebranding of the Barstool Sportsbook as ESPN Bet or the inclusion of Hollywood-branded iCasino products may be delayed, or in certain jurisdictions may not occur at all, for reasons beyond our control, including due to any delays in the receipt of, or failure to receive, any required regulatory approvals; the ability to successfully integrate ESPN Bet, theScore and PENN’s iCasino products and the costs and fees associated with such integrations; potential adverse reactions or changes to business or regulatory relationships resulting from the announcement or performance of the Sportsbook Agreement with ESPN or the divestiture of Barstool Sports; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company and ESPN to terminate the Sportsbook Agreement; liabilities, costs and fees in connection with the divestiture of Barstool Sports and the transition from the Barstool Sportsbook and other uses of intellectual property of Barstool Sports, including in the Company’s retail locations; the ability of the Company and ESPN to agree to extend the initial 10-year term of the Sportsbook Agreement on mutually satisfactory terms, if at all, and the costs and obligations of such terms if agreed; the acceleration of the vesting of the warrants issued to ESPN in certain circumstances; the outcome of any legal proceedings that may be instituted against the Company, ESPN or their respective directors, officers or employees; the ability of the Company to retain and hire key personnel; the impact of new or changes in current laws, regulations, rules or other industry standards; and additional risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each as filed with the SEC. The Company does not intend to update publicly any forward-looking statements except as required by law. Considering these risks, uncertainties and assumptions, the forward-looking events discussed in this Current Report on Form 8-K may not occur.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
4.1	Investment Agreement, dated as of August 8, 2023, by and between PENN Entertainment, Inc. and ESPN, Inc.*
4.2	Form of Warrant
4.3	Registration Rights Agreement, dated as of August 8, 2023, by and between PENN Entertainment, Inc. and ESPN, Inc.
99.1	Press Release, dated August 8, 2023, issued by PENN Entertainment, Inc. (furnished under Item 7.01)
99.2	Investor Presentation, dated August 8, 2023 (furnished under Item 7.01)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 8, 2023	PENN Entertainment, Inc.

		By:	/s/ Christopher Rogers
Christopher Rogers
Executive Vice President, Chief Strategy Officer